UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

PayPal Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 21, 2020. Meeting Information PAYPAL HOLDINGS, INC. Meeting Type:    Annual Meeting For holders as of:    March 27, 2020 Date:    May 21, 2020     Time:    8:00 a.m. Pacific Time Location: Meeting exclusively online via live webcast-please visit www.virtualshareholdermeeting.com/PYPL2020 The company will be hosting the meeting exclusively online via live webcast this year. To attend the meeting please visit www.virtualshareholdermeeting.com/PYPL2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). PAYPAL HOLDINGS, INC. 2211 NORTH FIRST STREET You are receiving this communication because you hold shares in SAN JOSE, CA 95131 the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain    D07917-P31528

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/PYPL2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    D07918-P31528

Voting Items The Board of Directors recommends that you vote “FOR” each of the director nominees below: Proposal 1 – Election of the 11 director nominees identified in the proxy statement. Nominees: 1a. Rodney C. Adkins 1b. Jonathan Christodoro 1c. John J. Donahoe 1d. David W. Dorman 1e. Belinda J. Johnson 1f. Gail J. McGovern 1g. Deborah M. Messemer 1h. David M. Moffett 1i. Ann M. Sarnoff 1j. Daniel H. Schulman 1k. Frank D. Yeary    The Board of Directors recommends a vote “FOR” proposals 2 and 3 below: Proposal 2 – Advisory vote to approve named executive officer compensation. Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2020. The Board of Directors recommends that you vote “AGAINST” proposals 4 and 5 below: Proposal 4 – Stockholder Proposal – Stockholder right to act by written consent. Proposal 5 – Stockholder Proposal – Human and indigenous peoples’ rights. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.    D07919-P31528

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